UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2026

CITIZENS FINANCIAL SERVICES INC
(Exact name of registrant as specified in its charter)

Pennsylvania	001-41410	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S MAIN ST MANSFIELD, Pennsylvania	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-0444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As described below in Item 5.07 of this Current Report on Form 8-K, on April 21, 2025, at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of Citizens Financial Services, Inc. (the “Company”) approved the Citizens Financial Services, Inc. 2026 Equity Omnibus Incentive Plan (the “2026 Plan”). The 2026 Plan was adopted by the Company’s Board of Directors (the “Board”) and became effective on April 21, 2026 (the “Effective Date”), following approval by the shareholders at the Annual Meeting.
Term. Unless terminated sooner in accordance with the terms of the 2026 Plan or extended with shareholder approval, the 2026 Plan will terminate on the day before the tenth anniversary of the Effective Date, April 20, 2036.
Types of Awards. The 2026 Plan provides for the grant of options, SARs, restricted stock, RSUs, deferred stock units, unrestricted stock, dividend equivalent rights, and other equity-based awards.
Eligibility. All of our employees and the employees of our “subsidiaries” and “affiliates” (as defined in the 2026 Plan) are eligible to receive awards under the 2026 Plan. In addition, our non-employee directors and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under the 2025 Plan, other than incentive stock options.
Shares Reserved for Issuance. The maximum number of shares of the Corporation’s common stock that may be issued under the 2026 Plan will be equal to 250,000 shares our common stock.
A description of the material terms of the 2026 Plan is set forth in Item 3 contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2026 (the “Proxy Statement”). The above description of the certain terms of the 2026 Plan is qualified in all respects by the full text of the 2026 Plan, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07.   Submission of Matters to a Vote of Security Holders.
On April 21, 2026, the Company held its Annual Meeting.  The shareholders of the Company voted on four proposals at the Annual Meeting. The proposals are described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1.	Election of Directors

At the Annual Meeting, the following persons were duly elected as Class 3 directors, to serve until the Company’s 2029 Annual Meeting of Shareholders:

	Randall E. Black	Joseph B. Bower, Jr.	Rinaldo A. DePaola	Janie M. Hilfiger	Mickey L. Jones
For	2,622,455	2,600,982	2,231,141	2,340,774	1,595,282
Withheld	145,816	167,289	537,130	427,497	1,172,989
Broker Non-Votes	625,944	625,944	625,944	625,944	625,944

2.	Ratification of S.R. Snodgrass, P.C. as the Company’s Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s shareholders ratified the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
3,335,928	50,295	8,028	-

3.	Approval of the Citizens Financial Services, Inc. 2026 Equity Incentive Plan
At the Annual Meeting, the Company’s shareholders approved the 2026 Plan, as described above in Item 5.02 of this Current Report on Form 8-K.  The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,219,905	484,486	63,880	625,944

4.	Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement
At the Annual Meeting, the Company’s shareholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,233,576	471,030	63,665	625,944

The results reported above are final voting results.
Item 8.01.   Other Events.
On April 22, 2026, the Company issued a press release related to the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01.   Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Description
10.1	Citizens Financial Services, Inc. 2026 Equity Incentive Plan
99.1	Press Release, dated April 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

April 22, 2026	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer